SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 28, 2000

                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                 No. 1-9021              No. 56-1473727
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000

                                 Not applicable.
          (Former name or former address, if changed since last report)


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Items 1 - 4.  Not Applicable.

Item 5.  Other Events

         On August 28, 2000, Wachovia Corporation (the "Corporation") issued the news release attached hereto as Exhibit 99.1 (the "News Release"). The News Release is incorporated herein by reference.

         The News Release contains forward-looking statements regarding the Corporation, including, without limitation, statements relating to the Corporation's expectations with respect to revenue, earnings and expense reductions. Words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Corporation's control). The following factors, among others, could cause the Corporation's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not pay for severance or other related costs as quickly as anticipated; (2) competitive pressures among financial service companies increase significantly; (3) the strength of the United States economy in general and the strength of the local economies of the States in which the Corporation conducts operations; (4) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (5) inflation, interest rate, market and monetary fluctuations; (6) adverse conditions in the stock market, the public debt market and other capital markets, and the impact of such conditions on the Corporation's activities; (7) the timely development of competitive new products and services by the Corporation and the acceptance of these products and services by new and existing customers; (8) the impact of changes in financial services' laws and regulations; (9) changes in technological; (10) changes in consumer spending and saving habits; (11) unanticipated regulatory or judicial proceedings; and (12) the success of the Corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the Corporation with the Securities and Exchange Commission. The Corporation cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. The Corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed in the News Release.


Item 6.  Not Applicable.

Item 7.  Exhibits.

         99.1 News Release, dated August 28, 2000, issued by Wachovia
Corporation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WACHOVIA CORPORATION


                           By: /s/ Robert S. McCoy, Jr.
                               -----------------------------------------------
                               Name: Robert S. McCoy, Jr.
                               Title:   Vice-Chairman, Chief Financial Officer
                                       and Treasurer

Date: August 28, 2000


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